A MESSAGE TO VARIABLE UNIVERSAL LIFE POLICYOWNERS

The U.S. stock market declined significantly in the six-month period ended June 30, 2002. Driving this performance were a variety of factors, including the uncertainty as to the state of the economy and later in the period, the strength of the economic recovery; unease surrounding the corporate accounting scandals involving such companies as Enron, Tyco, Adelphia Communications, and WorldCom; lack of confidence in the recovery of corporate profits; concerns over equity valuations; and, anxiety over the violence in the Middle East. For the first half of 2002, the S&P 500 Index declined 13.16%, while the NASDAQ Composite Index declined 24.98% and the Dow Jones Industrial Average dropped 7.77%.

Variable  Universal  Life  Insurance  Policies are sold by prospectus  only. ING
Americas  Equities,  Inc.,  1290  Broadway,   Denver,  CO  80203,  Member  NASD,
distributes the Variable Universal Life Insurance Policies, which are the subject of this report. ING Americas Equities, Inc. and ReliaStar Life Insurance Company, the issuer of your insurance policy, are members of ING.

THE STOCK ACCOUNT. On June 30, 2002, the invested assets were allocated 95.56% to 101 different stock positions with the remainder in a short-term instrument. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On June 30, 2002, this portfolio held 15 different issues of commercial paper with maturities ranging from 2 days to 13 weeks. The portfolio also held U.S. Government Agency discount notes and U.S. Treasury Bills. Although the money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money.

THE BOND ACCOUNT. Corporate bonds and collaterialized mortgage obligations represented 24.09% of the investable funds on June 30, 2002, with 55.14% in U.S. Government obligations and the remainder in a short-term instrument. The portfolio was comprised of 20 different issues, with scheduled maturities ranging from 9 months to 30 years.

THE ASSET ALLOCATION ACCOUNT. On June 30, 2002, invested assets were allocated 34.46% to stocks and 58.66% to fixed income securities, with the remainder in short-term instruments. There were 101 different stock issues in the portfolio and 29 different fixed income positions.

THE OUTLOOK: We continue to see many signs that the U.S. economy is strengthening. In particular, sectors such as housing, manufacturing and retail sales appear relatively healthy. Furthermore, corporate profit growth has turned positive, albeit at a modest pace. However, a crisis of confidence continues to hold down stocks. The market has fixated on corporate governance and accounting issues in the wake of the afore-mentioned scandals. Geopolitical tensions also continue to weigh on the market. While these are legitimate concerns, we believe that current valuations adequately discount many of these issues. We believe continued economic expansion, combined with a restoration of investor confidence, should set a very positive backdrop for the equity markets in the coming months. Past performance is not indicative of future results.


                                        Respectfully,

                                        /s/ James R. Gelder

                                        James R. Gelder
                                        CEO, US Life Group
                                        ReliaStar Life Insurance Company

A MESSAGE TO VARIABLE UNIVERSAL LIFE POLICYOWNERS

The U.S. stock market declined significantly in the six-month period ended June 30, 2002. Driving this performance were a variety of factors, including the uncertainty as to the state of the economy and later in the period, the strength of the economic recovery; unease surrounding the corporate accounting scandals involving such companies as Enron, Tyco, Adelphia Communications, and WorldCom; lack of confidence in the recovery of corporate profits; concerns over equity valuations; and, anxiety over the violence in the Middle East. For the first half of 2002, the S&P 500 Index declined 13.16%, while the NASDAQ Composite Index declined 24.98% and the Dow Jones Industrial Average dropped 7.77%.

Variable  Universal  Life  Insurance  Policies are sold by prospectus  only. ING
Americas  Equities,  Inc.,  1290  Broadway,   Denver,  CO  80203,  Member  NASD,
distributes the Variable Universal Life Insurance Policies, which are the subject of this report. ING Americas Equities, Inc. and ReliaStar Life Insurance Company of New York, the issuer of your insurance policy, are members of ING.

THE STOCK ACCOUNT. On June 30, 2002, the invested assets were allocated 95.56% to 101 different stock positions with the remainder in a short-term instrument. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On June 30, 2002, this portfolio held 15 different issues of commercial paper with maturities ranging from 2 days to 13 weeks. The portfolio also held U.S. Government Agency discount notes and U.S. Treasury Bills. Although the money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money.

THE BOND ACCOUNT. Corporate bonds and collaterialized mortgage obligations represented 24.09% of the investable funds on June 30, 2002, with 55.14% in U.S. Government obligations and the remainder in a short-term instrument. The portfolio was comprised of 20 different issues, with scheduled maturities ranging from 9 months to 30 years.

THE ASSET ALLOCATION ACCOUNT. On June 30, 2002, invested assets were allocated 34.46% to stocks and 58.66% to fixed income securities, with the remainder in short-term instruments. There were 101 different stock issues in the portfolio and 29 different fixed income positions.

THE OUTLOOK: We continue to see many signs that the U.S. economy is strengthening. In particular, sectors such as housing, manufacturing and retail sales appear relatively healthy. Furthermore, corporate profit growth has turned positive, albeit at a modest pace. However, a crisis of confidence continues to hold down stocks. The market has fixated on corporate governance and accounting issues in the wake of the afore-mentioned scandals. Geopolitical tensions also continue to weigh on the market. While these are legitimate concerns, we believe that current valuations adequately discount many of these issues. We believe continued economic expansion, combined with a restoration of investor confidence, should set a very positive backdrop for the equity markets in the coming months. Past performance is not indicative of future results.


                                    Respectfully,

                                    /s/ James R. Gelder

                                    James R. Gelder
                                    President and Chief Executive Officer
                                    ReliaStar Life Insurance Company of New York

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

PORTFOLIO  MANAGEMENT:   Mary  Lisanti,   Executive  Vice  President  and  Chief
Investment Officer; ING Investments, LLC.

GOAL: The USLICO Series Fund -- Stock Portfolio (the "Portfolio") seeks intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery might turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at Worldcom started a series of events -- the subsequent Worldcom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the S&P 500 Index declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the S&P Midcap 400 Index dropped 3.21%, while even the Russell 2000 Index declined 4.70%.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio, excluding any charges, fell 17.08%, underperforming the S&P 500 Index, which dropped 13.16% for the same period.

PORTFOLIO SPECIFICS: The Portfolio was hurt by its overweight in information technology and healthcare, and helped by its underweight in financials, industrials, and telecom services (the Portfolio did not own Worldcom). The Portfolio also benefited from strong stock selection in the consumer discretionary sector -- the Portfolio outperformed the benchmark in those sectors despite being significantly overweight those sectors.

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy may not be growing as fast as many thought it was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 Index is now trading below the lowest p/e (price/earnings) multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter could end the seven quarters of year-over-year decline in corporate earnings we have seen. Interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEOs and CFOs to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

Under this likely scenario, we are focusing on companies that may potentially grow real earnings in a low-or no-inflation environment and who may be able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that seek to control costs when pricing power is elusive.

See accompanying index descriptions.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                PERIODS ENDED JUNE 30, 2002
                                             -----------------------------------
                                             1 YEAR         3 YEAR        5 YEAR
                                             ------         ------        ------
USLICO Series Fund -- Stock Portfolio        -27.21%        -9.14%        -4.21%
S&P 500 Index                                -17.99%        -9.18%         3.66%

Based on a $10,000 initial investment, the table above illustrates the total return of USLICO Series Fund -- Stock Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The
Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.

See accompanying index descriptions.

                               USLICO SERIES FUND
                PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

PORTFOLIO MANAGEMENT: Robert Kinsey, Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The USLICO Series Fund -- Bond Portfolio (the "Portfolio") seeks a high level of income consistent with prudent risk and the preservation of capital.

MARKET OVERVIEW: The investment grade corporate bond market began the year with a sizeable rally relative to U.S. Treasuries. However, this was abruptly interrupted by cascading disclosures of accounting irregularities at many major issuers. Telecommunications, media, and merchant energy companies were hardest hit with Worldcom, Qwest, Williams, and Tyco garnering the limelight. Issues of serial acquirers and companies with less than transparent business models dropped like stones in an all out credit panic. Yet, mortgages, asset-backed securities, and agencies performed well on a relative value basis. The rupture in trust and the subsequent flight to quality was not limited to domestic debt markets: Brazilian and Turkish bonds as well as European media and telecommunication names floundered.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio, excluding any charges, returned 2.56% compared to the Lehman Brothers Aggregate Bond Index, which returned 3.79% for the same period.

PORTFOLIO SPECIFICS: The Portfolio avoided most of the price deterioration in the technology-media-telecommunications sector as we quickly exited troubled names. But our dollar-denominated holdings in Mexican and Chilean debt weakened in sympathy to the crisis in Brazil; however, we do not forecast a contagion effect. The Portfolio's emphasis on a generally risk averse strategy and a solid sell discipline preserved principal in a decidedly treacherous environment. We maintain a neutral to slightly overweight position in U.S. Treasuries. And we are now short duration and underweight the thirty-year sector compared to our benchmark.

MARKET OUTLOOK: We are midway through a classic credit destruction cycle that occurs following asset bubbles. Safe sectors and issuers are rich while their high beta colleagues run the risk of getting cheaper. Given that the downswings are precipitous and often unanticipated, it does not yet pay to add exposure to the tarnished names. For the time being we will steer clear of them, but the opportunity to add may soon present itself. First, however, we must see tangible signs of a catalyst for change in the fundamental credit measures of any given name. Deleveraging and earnings visibility are two key factors that we are monitoring. Despite the travails of the stock and bond markets, the economy continues to improve modestly; this coupled with a weak dollar argue for slightly higher interest rates in the immediate future.

See accompanying index descriptions.

                               USLICO SERIES FUND
                PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                PERIODS ENDED JUNE 30, 2002
                                            ------------------------------------
                                              1 YEAR       3 YEAR       5 YEAR
                                              ------       ------       ------
USLICO Series Fund -- Bond Portfolio           5.18%        2.73%        4.12%
Lehman Brothers Aggregate Bond Index           8.63%        8.11%        7.57%

Based on a $10,000 initial investment, the table above illustrates the total return of USLICO Series Fund -- Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments.

See accompanying index descriptions.

                               USLICO SERIES FUND
          PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Chief Investment Officer; Robert Kinsey, Vice President and Senior Portfolio Manager; ING Investments, LLC.

GOAL: The USLICO Series Fund -- Asset Allocation Portfolio (the "Portfolio") seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

EQUITY MARKET OVERVIEW: Stocks slumped over the first half of the year as the market was rattled by the ongoing accounting scandals and the prospect of a more uncertain economic outlook for the rest of the year. Investor concerns heightened through the first six months as realization dawned that this economic recovery might turn out to be slower than the average recovery, despite aggressive fiscal and monetary stimulus. The announcement of fraud at Worldcom started a series of events -- the subsequent Worldcom hearings in Congress around the fraud, the discussion of which accounting standards to follow and what would happen to corporate earnings, the President's proposal on corporate governance -- which raised investors' fears about earnings prospects and the economy to heights not seen since last fall.

The overall climate of mistrust of corporate America combined with the increasing concerns about the veracity of earnings and the future prospects for earnings pushed stocks back to the lows last seen in the fall of 2001. For the first half of 2002, the S&P 500 Index declined 13.16%, while the Nasdaq Composite Index declined 24.98%, the Dow Jones Industrial Average declined 7.77%, the S&P Midcap 400 Index dropped 3.21%, while even the Russell 2000 Index declined 4.70%.

BOND MARKET OVERVIEW: The investment grade corporate bond market began the year with a sizeable rally relative to U. S. Treasuries. However, this was abruptly interrupted by cascading disclosures of accounting irregularities at many major issuers. Telecommunications, media, and merchant energy companies were hardest hit with Worldcom, Qwest, Williams, and Tyco garnering the limelight. Issues of serial acquirers and companies with less than transparent business models dropped like stones in an all out credit panic. Yet, mortgages, asset-backed securities, and agencies performed well on a relative value basis. The rupture in trust and the subsequent flight to quality was not limited to domestic debt markets: Brazilian and Turkish bonds as well as European media and telecommunication names floundered.

PERFORMANCE: For the six-month period ended June 30, 2002, the Portfolio, excluding any charges, returned -5.20% compared to the S&P 500 Index which returned -13.16% and the Lehman Brothers Aggregate Bond Index, which returned 3.79% for the same period.

PORTFOLIO SPECIFICS: The Portfolio was hurt by its overweight in Information Technology and Healthcare, and helped by its underweight in financials, industrials, and telecom services (the Portfolio did not own Worldcom). The Portfolio also benefited from superior stock selection in the consumer discretionary sector -- the Portfolio outperformed the benchmark in those sectors despite being significantly overweight those sectors.

Part of our process is to try to use the volatility of the market to our investors' advantage by using periods of weakness to initiate or add to positions. We added selectively to higher quality consumer holdings while trimming some of the lesser quality names -- the relative outperformance of the group and the appreciation of certain holdings increased the overall weight in the portfolio. We trimmed or eliminated some of the lower quality names in the technology sector, particularly the semiconductor companies that would be associated with the telecom sector. And we continued to add to growth-oriented financial companies.

The Portfolio avoided most of the price deterioration in the technology-media-telecommunications sector as we quickly exited troubled names. But our dollar-denominated holdings in Mexican and Chilean debt weakened in sympathy to the crisis in Brazil; however, we do not forecast a contagion effect. The Portfolio's emphasis on a generally risk averse strategy and a solid sell discipline preserved principal in a decidedly treacherous environment. We maintain a neutral to slightly overweight position in U.S. Treasuries. And we are now short duration and underweight the thirty-year sector compared to our benchmark.

EQUITY MARKET OUTLOOK: We remain cautiously optimistic about the stock market. While the economy is not growing as fast as many thought it was previously, at current multiples stocks probably reflect those concerns -- excluding technology, the S&P 500 Index is now trading below the lowest p/e (price/earnings) multiple it carried in the 1990-1991 recession, and a bit below the average of the last decade. This coming quarter could end the seven quarters of year-over-year decline in corporate earnings we have seen. Interest rates are likely to remain low for the foreseeable future, which could create a positive backdrop for equity prices. While it may take time to restore investor confidence in earnings and in corporate governance, the steps recently taken -- requiring CEOs and CFOs to certify under oath that their most recent annual and quarterly earnings reports are accurate by August 14th -- may hasten that restoration.

See accompanying index descriptions.

Under this likely scenario, we are focusing on companies that can grow real earnings in a low-or no-inflation environment and who are able to thrive under greater accounting scrutiny. Consistent with our longstanding strategy, we are favoring companies that can control costs when pricing power is elusive.

BOND MARKET OUTLOOK: We are midway through a classic credit destruction cycle that occurs following asset bubbles. Safe sectors and issuers are rich while their high beta colleagues run the risk of getting cheaper. Given that the downswings are precipitous and often unanticipated, it does not yet pay to add exposure to the tarnished names. For the time being we will steer clear of them, but the opportunity to add may soon present itself. First, however, we must see tangible signs of a catalyst for change in the fundamental credit measures of any given name. Deleveraging and earnings visibility are two key factors that we are monitoring. Despite the travails of the stock and bond markets, the economy continues to improve modestly; this coupled with a weak dollar argue for slightly higher interest rates in the immediate future.

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                       PERIODS ENDED JUNE 30, 2002
                                                   ------------------------------------
                                                    1 YEAR        3 YEAR        5 YEAR
                                                    ------        ------        ------
USLICO Series Fund -- Asset Allocation Portfolio    -9.30%        -4.29%        -0.67%
S&P 500 Index                                      -17.99%        -9.18%        -3.66%
Lehman Brothers Aggregate Bond Index                 8.63%         8.11%         7.57%

Based on a $10,000 initial investment, the table illustrates the total return of the USLICO Series Fund -- Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments.

See accompanying index descriptions.

                               USLICO SERIES FUND
            PORTFOLIO MANAGERS' REPORT FOR THE MONEY MARKET PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy -- Co Portfolio Managers; ING Investments, LLC.

GOAL: The USLICO Series Fund -- Money Market Portfolio (the "Portfolio") seeks to provide a high level of current income while preserving capital and liquidity. The Portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk. The Portfolio may also invest in repurchase agreements.

MARKET OVERVIEW: The onset of 2002 brought with it much optimism for an economic recovery as the markets rebounded from the lows seen after September 11th. The manufacturing sector of the economy appeared to be waking up from a long slumber and the consumer continued to add momentum to a growing economy. During the first quarter of the year, the economy expanded at a healthy pace of 6.1%. The Federal Reserve shifted its bias from an accommodative monetary stance to a neutral position during the first quarter. Money market participants responded quickly, and by the end of March, investors expected the Federal Reserve to raise short-term interest rates to around 3.5% by the end of the year and near 5% by the end of 2003. However, during the second quarter of 2002, it quickly became clear that the Fed would not be tightening monetary policy by October, if at all, during this year. The economy started to fade as the inventory accumulation experienced during the first quarter began to taper off. The recovery that seemed to take root during the first quarter of the year began to come into question. Moreover, the consumer has become increasingly cautious as accounting scandals, bankruptcies and shady business activities filter into the news. The continued weakness in the stock market, a sluggish job market, and threats of future terrorist attacks has also contributed to the gloomy sentiment of the consumer.

Various leading indicators show the economy to be in an expansionary phase, the labor market has leveled off and is showing signs of improving, and the housing market remains strong. While this data points to an economy that is improving, the indications are of a slow recovery. The start of the year had roughly 150 basis points of tightening priced in the market, of which all but 25 have been taken out. Many economists anticipate that the first rate hike will come in the early months of next year.

PORTFOLIO SPECIFICS: The weighted average maturity of the Portfolio was 34 days at the end of the period. The Portfolio remains invested in primarily top-tier commercial paper securities. We have also purchased U.S. Government Treasury bills and various U.S. Government Agency discount notes. During this uncertain time, we will extend the average days maturity with these securities, as they have impeccable credit quality.

MARKET OUTLOOK: The Federal Reserve has suggested that while the current level of short-term interest rates is accommodative, the committee will not be inclined to raise rates until there are solid signs of strength in the overall economy. Although economic growth sizzled during the first quarter of the year, it clearly fizzled during the second quarter. Estimates for second quarter growth are running about 3.0%, half of what was experienced during the first quarter. We expect the economy to expand at a slow pace for the remainder of the year. The negative wealth effect from the bear market in equities coupled with the loss of confidence in American institutions overall will continue to weigh on the consumer. We, therefore, do not expect the Federal Reserve to raise rates any time soon and certainly not during this year. The lack of inflation in the economy is another factor that will keep the Fed on the sidelines for some time.

See accompanying index descriptions.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized unmanaged index of 500 common stocks.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of fixed income securities.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                               USLICO SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2002 (UNAUDITED)

                                                                      MONEY                             ASSET
                                                     STOCK            MARKET            BOND          ALLOCATION
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                  ------------     ------------     ------------     ------------
ASSETS:
Cash                                              $        711     $        497     $        552     $        350
Investments in securities at value*                 11,851,908               --        2,321,430       11,217,970
Short-term investments at amortized cost               508,000        6,449,474          596,000          771,000
Dividends receivable                                     1,254               --               --              442
Interest receivable                                         77               21           30,361           84,098
Receivable for investment securities sold              741,001               --               --          256,523
Reimbursement due from manager                             765              339                9            1,868
                                                  ------------     ------------     ------------     ------------
  Total assets                                      13,103,716        6,450,331        2,948,352       12,332,251
                                                  ------------     ------------     ------------     ------------
LIABILITIES:
Payable for investment securities purchased            636,848               --               --          219,090
Payable to affiliates                                   11,519            5,597            2,523           11,967
Other accrued expenses and liabilities                  52,919           27,774           15,716           54,035
                                                  ------------     ------------     ------------     ------------
  Total liabilities                                    701,286           33,371           18,239          285,092
                                                  ------------     ------------     ------------     ------------
NET ASSETS                                        $ 12,402,430     $  6,416,960     $  2,930,113     $ 12,047,159
                                                  ============     ============     ============     ============
NET ASSET VALUE PER SHARE                         $       6.07     $       1.00     $       9.53     $       8.14
SHARES OUTSTANDING (UNLIMITED AUTHORIZED)            2,043,337        6,416,960          307,418        1,480,477
NET ASSETS WERE COMPRISED OF:
Paid-in capital ($0.001 par value)                $ 28,221,539     $  6,416,960     $  3,032,975     $ 17,497,115
Accumulated net investment income (loss)               (43,494)              --          124,999          300,797
Accumulated net realized loss on investments       (15,594,370)              --         (265,409)      (5,799,138)
Net unrealized appreciation (depreciation) of
 investments                                          (181,245)              --           37,548           48,385
                                                  ------------     ------------     ------------     ------------
NET ASSETS                                        $ 12,402,430     $  6,416,960     $  2,930,113     $ 12,047,159
                                                  ============     ============     ============     ============
* Cost of securities                              $ 12,033,153     $         --     $  2,283,882     $ 11,169,585

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                        AS OF JUNE 30, 2002 (UNAUDITED)

 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCK: 95.56%
                    AEROSPACE/DEFENSE: 4.04%
    1,200           General Dynamics Corp.                          $   127,620
    2,800      @    L-3 Communications Holdings, Inc.                   151,200
    1,400           Lockheed Martin Corp.                                97,300
    1,000           Northrop Grumman Corp.                              125,000
                                                                    -----------
                                                                        501,120
                                                                    -----------
                    AIRLINES: 0.73%
    2,600   @,@@    Ryanair Holdings PLC ADR                             90,665
                                                                    -----------
                                                                         90,665
                                                                    -----------
                    APPAREL: 1.78%
    1,700      @    Coach, Inc.                                          93,330
    3,400      @    Jones Apparel Group, Inc.                           127,500
                                                                    -----------
                                                                        220,830
                                                                    -----------
                    AUTO MANUFACTURERS: 0.52%
    4,000           Ford Motor Co.                                       64,000
                                                                    -----------
                                                                         64,000
                                                                    -----------
                    BANKS: 4.37%
    1,800           Bank of America Corp.                               126,648
    2,000           Charter One Financial, Inc.                          68,760
    5,300           North Fork Bancorporation, Inc.                     210,993
    2,700           Wells Fargo & Co.                                   135,162
                                                                    -----------
                                                                        541,563
                                                                    -----------
                    BIOTECHNOLOGY: 1.96%
    1,500      @    Biogen, Inc.                                         62,145
   10,000      @    Exact Sciences Corp.                                159,700
      600      @    Transkaryotic Therapies, Inc.                        21,630
                                                                    -----------
                                                                        243,475
                                                                    -----------
                    BUILDING MATERIALS: 1.09%
    1,800      @    American Standard Cos., Inc.                        135,180
                                                                    -----------
                                                                        135,180
                                                                    -----------
                    COMMERCIAL SERVICES: 1.75%
    1,900      @    AMN Healthcare Services, Inc.                        66,519
    4,100           Manpower, Inc.                                      150,675
                                                                    -----------
                                                                        217,194
                                                                    -----------
                    COMPUTERS: 2.79%
    5,000      @    Dell Computer Corp.                                 130,700
      800           International Business Machines Corp.                57,600
    2,900      @    Lexmark International, Inc.                         157,760
                                                                    -----------
                                                                        346,060
                                                                    -----------
                    DIVERSIFIED FINANCIAL: 1.01%
    3,100           Merrill Lynch & Co., Inc.                           125,550
                                                                    -----------
                                                                        125,550
                                                                    -----------
                    ELECTRICAL EQUIPMENT: 0.73%
    4,100      @    Advanced Energy Industries, Inc.                     90,938
                                                                    -----------
                                                                         90,938
                                                                    -----------
                    ELECTRONICS: 2.75%
    4,200      @    Cymer, Inc.                                         147,168
    3,800      @    Gentex Corp.                                        104,386
    3,000      @    Photon Dynamics, Inc.                                90,000
                                                                    -----------
                                                                        341,554
                                                                    -----------
                    FOOD: 0.70%
    1,800      @    Whole Foods Market, Inc.                             86,796
                                                                    -----------
                                                                         86,796
                                                                    -----------
                    FOREST PRODUCTS & PAPER: 1.08%
    2,100           Weyerhaeuser Co.                                    134,085
                                                                    -----------
                                                                        134,085
                                                                    -----------
                    HEALTHCARE-PRODUCTS: 1.56%
    6,600      @    Boston Scientific Corp.                             193,512
                                                                    -----------
                                                                        193,512
                                                                    -----------
                    HEALTHCARE-SERVICES: 10.38%
    3,300           Aetna, Inc.                                         158,301
    3,200      @    Anthem, Inc.                                        215,936
    4,400      @    Community Health Systems, Inc.                      117,920
    9,700      @    Humana, Inc.                                        151,611
      200      @    Mid Atlantic Medical Services                         6,270
    3,400      @    Odyssey HealthCare, Inc.                            123,250
    2,800      @    Oxford Health Plans                                 130,088
    2,900      @    Pediatrix Medical Group, Inc.                        72,500
    1,200      @    Quest Diagnostics                                   103,260
    3,400      @    Triad Hospitals, Inc.                               144,092
    1,300      @    Universal Health Services, Inc.                      63,700
                                                                    -----------
                                                                      1,286,928
                                                                    -----------
                    HOME BUILDERS: 1.81%
    3,700           DR Horton, Inc.                                      96,311
    2,500           KB Home                                             128,775
                                                                    -----------
                                                                        225,086
                                                                    -----------
                    HOME FURNISHINGS: 0.31%
      900           Maytag Corp.                                         38,385
                                                                    -----------
                                                                         38,385
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2002 (UNAUDITED) (CONTINUED)

 SHARES                                                                VALUE
---------                                                           -----------
                    INSURANCE: 4.70%
    1,400           Brown & Brown, Inc.                             $    44,100
    2,600           PMI Group, Inc.                                      99,320
    3,700      @    Prudential Financial, Inc.                          123,432
    3,600     @@    Renaissance Holdings Ltd.                           131,760
    5,600   @,@@    Willis Group Holdings Ltd.                          184,296
                                                                    -----------
                                                                        582,908
                                                                    -----------
                    INTERNET: 0.55%
    1,100      @    eBay, Inc.                                           67,782
                                                                    -----------
                                                                         67,782
                                                                    -----------
                    IRON/STEEL: 1.79%
    2,500           Nucor Corp.                                         162,600
    3,000           United States Steel Corp.                            59,670
                                                                    -----------
                                                                        222,270
                                                                    -----------
                    MEDIA: 2.35%
    4,500      @    AOL Time Warner, Inc.                                66,195
    3,500      @    Lin TV Corp.                                         94,640
    3,900      @    Westwood One, Inc.                                  130,338
                                                                    -----------
                                                                        291,173
                                                                    -----------
                    MISCELLANEOUS MANUFACTURER: 0.42%
    1,700      @    CoorsTek, Inc.                                       52,547
                                                                    -----------
                                                                         52,547
                                                                    -----------
                    OIL & GAS: 3.81%
    4,400           GlobalSantaFe Corp.                                 120,340
    4,300   @,@@    Precision Drilling Corp.                            149,382
    6,000      @    Pride International, Inc.                            93,960
    5,300           XTO Energy, Inc.                                    109,180
                                                                    -----------
                                                                        472,862
                                                                    -----------
                    OIL & GAS SERVICES: 4.05%
    3,900           Baker Hughes, Inc.                                  129,831
    4,300      @    Cooper Cameron Corp.                                208,206
    5,700           Halliburton Co.                                      90,858
    1,700      @    Weatherford International Ltd.                       73,440
                                                                    -----------
                                                                        502,335
                                                                    -----------
                    PACKAGING & CONTAINERS: 1.19%
    6,200      @    Pactiv Corp.                                        147,560
                                                                    -----------
                                                                        147,560
                                                                    -----------
                    PHARMACEUTICALS: 3.44%
    1,900           AmerisourceBergen Corp.                             144,400
    1,700           D&K Healthcare Resources, Inc.                       59,942
    2,700      @    Gilead Sciences, Inc.                                88,776
    2,000     @@    Teva Pharmaceutical Industries ADR                  133,560
                                                                    -----------
                                                                        426,678
                                                                    -----------
                    RETAIL: 22.30%
    2,400      @    Advance Auto Parts                                  130,824
    1,900      @    Autozone, Inc.                                      146,870
    4,600           Blockbuster, Inc.                                   123,740
    5,800           Circuit City Stores, Inc.                           108,750
    4,300      @    Dollar Tree Stores, Inc.                            169,463
    2,400      @    Federated Department Stores                          95,280
   12,500           Gap, Inc.                                           177,500
    7,400      @    Hollywood Entertainment Corp.                       153,032
    2,500      @    HOT Topic, Inc.                                      66,775
    1,800      @    Kohl's Corp.                                        126,144
    4,800      @    Linens 'N Things, Inc.                              157,488
    3,000           Lowe's Cos., Inc.                                   136,200
    3,900      @    Michaels Stores, Inc.                               152,100
    4,900      @    Petco Animal Supplies, Inc.                         122,059
    4,500           Pier 1 Imports, Inc.                                 94,500
    7,900      @    Staples, Inc.                                       155,630
    2,500      @    Urban Outfitters, Inc.                               86,800
    6,000           Wendy's International, Inc.                         238,980
    8,400      @    Williams-Sonoma, Inc.                               257,544
    2,200      @    Yum! Brands, Inc.                                    64,350
                                                                    -----------
                                                                      2,764,029
                                                                    -----------
                    SEMICONDUCTORS: 8.73%
    3,300      @    Asyst Technologies, Inc.                             67,155
    4,600      @    Integrated Circuit Systems, Inc.                     92,874
    1,200      @    Kla-Tencor Corp.                                     52,788
    8,000      @    Lam Research Corp.                                  143,840
    5,700   @,@@    Marvell Technology Group Ltd.                       113,373
    4,650      @    Microchip Technology, Inc.                          127,550
    3,500      @    National Semiconductor Corp.                        102,095
    6,200      @    Novellus Systems, Inc.                              210,800
   23,500   @,@@    United Microelectronics Corp. ADR                   172,725
                                                                    -----------
                                                                      1,083,200
                                                                    -----------
                    SOFTWARE: 1.35%
    2,300      @    Microsoft Corp.                                     125,810
    4,400      @    Oracle Corp.                                         41,668
                                                                    -----------
                                                                        167,478
                                                                    -----------
                    TELECOMMUNICATIONS: 1.52%
    6,400           AT&T Corp.                                           68,480
    8,300           Motorola, Inc.                                      119,685
                                                                    -----------
                                                                        188,165
                                                                    -----------
                    Total Common Stock (Cost $12,033,153)            11,851,908
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           -----------
SHORT-TERM INVESTMENTS: 4.10%
                REPURCHASE AGREEMENT: 4.10%
$ 508,000       State Street Repurchase Agreement, 1.830%,
                  due 07/01/02 $508,077 to be received upon
                  repurchase (Collateralized by $524,063 U.S.
                  Treasury Bond, 7.250%, due 08/15/22)              $   508,000
                                                                    -----------
                Total Short-Term Investments (Cost $508,000)            508,000
                                                                    -----------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $12,541,153)*                    99.66%     $12,359,908
                OTHER ASSETS AND LIABILITIES-NET          0.34%          42,522
                                                        ------      -----------
                NET ASSETS                              100.00%     $12,402,430
                                                        ======      ===========

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                       $   643,513
                Gross Unrealized Depreciation                          (824,758)
                                                                    -----------
                Net Unrealized Depreciation                         $  (181,245)
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           -----------
COMMERCIAL PAPER: 69.18%
$ 300,000       Alfa Corp., 1.770%, due 08/22/02                    $   299,233
  300,000       American Honda Finance, 1.770%, due 07/18/02            299,749
  300,000       Dupont (E.I) de Nemours & Co., 1.730%, due 07/10/02     299,870
  300,000       General Corp., 1.850%, due 07/26/02                     299,615
  250,000       General Electric Capital Corp., 1.770%, due 08/12/02    249,484
  300,000       Goldman Sachs Group, 1.770%, due 08/23/02               299,218
  300,000       Great West Life & Annuity Insurance, 1.780%,
                  due 09/26/02                                          298,710
  295,000       Merrill Lynch & Co, Inc., 1.750%, due 07/02/02          294,986
  300,000       Mid States Corp. Federal Credit Union, 1.790%,
                  due 07/17/02                                          299,761
  300,000       Nike, Inc., 1.780%, due 07/31/02                        299,555
  300,000       Paccar Financial Corp., 1.780%, due 08/01/02            299,548
  300,000       Pitney Bowes, Inc., 1.750%, due 07/02/02                299,985
  300,000       Systems Corp., 1.780%, due 07/11/02                     299,852
  300,000       Verizon Network, 1.770%, due 07/16/02                   299,779
  300,000       Wisconsin Corp. Central Credit Union, 1.770%,
                  due 07/16/02                                          299,779
                                                                    -----------
                Total Commercial Paper (Cost $4,439,124)              4,439,124
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.99%
  300,000       Federal Home Loan Bank, 1.730%, due 09/06/02            299,034
  300,000       Federal Home Loan Mortgage Corp., 1.723%,
                  due 09/06/02                                          298,952
  300,000       Federal National Mortgage Association
                  Discount Note, 1.770%, due 07/31/02                   299,558
                                                                    -----------
                Total U.S. Government Agency Obligations
                  (Cost $897,544)                                       897,544
                                                                    -----------

U.S. TREASURY OBLIGATIONS: 15.24%
  180,000       United States Treasury Bill, 1.640%, due 07/15/02       179,860
  500,000       United States Treasury Bill, 1.760%, due 07/18/02       499,584
  300,000       United States Treasury Bill, 1.820%, due 10/17/02       298,362
                                                                    -----------
                Total U.S. Treasury Obligations (Cost $977,806)         977,806
                                                                    -----------
REPURCHASE AGREEMENT: 2.10%
  135,000       State Street Repurchase Agreement, 1.830%,
                  due 07/01/02 $135,020 to be received upon
                  repurchase (Collateralized by $142,088 U.S.
                  Treasury Note, 5.250%, due 08/15/03)                  135,000
                                                                    -----------
                Total Repurchase Agreement (Cost $135,000)              135,000
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES (COST $6,449,474)*      100.51%     $ 6,449,474
OTHER ASSETS AND LIABILITIES-NET                         -0.51%         (32,514)
                                                        ------      -----------
NET ASSETS                                              100.00%     $ 6,416,960
                                                        ======      ===========

                                                                     PERCENTAGE
                                                                       OF NET
INDUSTRY                                                               ASSETS
--------                                                            -----------
Athletic Footwear                                                       4.67%
Chemicals - Diversified                                                 4.67%
Diversified Financial Services                                          8.56%
Finance - Auto Loans                                                    9.34%
Finance - Investment Banker/Broker                                      9.26%
Government                                                             29.23%
Life/Health Insurance                                                   4.66%
Multi-line Insurance                                                    9.33%
Office Automation                                                       4.67%
S&L/Thrifts - Central US                                               14.02%
Repurchase Agreements                                                   2.10%
Other Assets and Liabilities, Net                                      -0.51%
                                                                      ------
                                                                      100.00%
                                                                      ======

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           -----------
CORPORATE BONDS: 19.49%
                    AUTO MANUFACTURERS: 1.84%
$ 50,000            Daimler Chrysler NA Holding Corp., 7.750%,
                      due 01/18/11                                  $    53,791
                                                                    -----------
                                                                         53,791
                                                                    -----------
                    BEVERAGES: 1.72%
   50,000           Coca-Cola Co., 4.000, due 06/01/05                   50,533
                                                                    -----------
                                                                         50,533
                                                                    -----------
                    BUILDING MATERIALS: 3.49%
  100,000     @@    Nexfor, Inc., 6.875%, due 11/15/05                  102,213
                                                                    -----------
                                                                        102,213
                                                                    -----------
                    DIVERSIFIED FINANCIAL SERVICES: 5.42%
  100,000      #    Goldman Sachs Group LP, 6.625%, due 12/01/04        106,139
   50,000           Pemex Project Funding Master Trust, 9.125%,
                      due 10/13/10                                       52,625
                                                                    -----------
                                                                        158,764
                                                                    -----------
                    ELECTRIC: 3.49%
   50,000     @@    Empresa Nacional de Electricidad SA, 8.500%,
                      due 04/01/09                                       49,938
   50,000           Exelon Corp., 6.750%, due 05/01/11                   52,309
                                                                    -----------
                                                                        102,247
                                                                    -----------
                    HOME BUILDERS: 3.53%
  100,000           Pulte Homes Inc, 9.500%, due 04/01/03               103,533
                                                                    -----------
                                                                        103,533
                                                                    -----------
                    Total Corporate Bonds (Cost $565,157)               571,081
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.60%
                    MORTGAGE -- COMMERCIAL: 3.41%
  100,000      #    Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                               99,954
                                                                    -----------
                                                                         99,954
                                                                    -----------
                    MORTGAGE -- RESIDENTIAL: 1.19%
   34,928           Amresco Residential Securities Mortgage
                      Loan Trust, 2.490%, due 01/25/28                   34,973
                                                                    -----------
                                                                         34,973
                                                                    -----------
                    Total Collateralized Mortgage Obligations
                      (Cost $135,907)                                   134,927
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.31%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.26%
   35,596           6.486%, due 12/01/26                                 36,929
                                                                    -----------
                                                                         36,929
                                                                    -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 24.05%
   50,000           5.250%, due 04/15/07                                 51,895
   15,089           6.430%, due 07/01/27                                 15,526
    3,095           6.476%, due 07/01/27                                  3,196
  192,420           6.500%, due 12/01/31                                196,538
  268,831           7.500%, due 07/01/21                                283,869
  146,161           7.500%, due 11/01/29                                153,570
                                                                    -----------
                                                                        704,594
                                                                    -----------
                    Total U.S. Government Agency Obligations
                      (Cost $727,910)                                   741,523
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 29.83%
                    U.S. TREASURY BOND: 6.68%
  200,000           5.375%, due 02/15/31                                195,906
                                                                    -----------
                                                                        195,906
                                                                    -----------
                    U.S. TREASURY NOTES: 23.15%
   25,000           4.375%, due 05/15/07                                 25,352
  650,000           4.875%, due 02/15/12                                652,641
                                                                    -----------
                                                                        677,993
                                                                    -----------
                    Total U.S. Treasury Obligations
                      (Cost $854,908)                                   873,899
                                                                    -----------
                    Total Long-Term Investments
                      (Cost $2,283,882)                               2,321,430
                                                                    -----------

SHORT-TERM INVESTMENTS: 20.34%
                REPURCHASE AGREEMENT: 20.34%
  596,000       State Street Repurchase Agreement, 1.830%,
                  due 07/01/02 $596,091 to be received upon
                  repurchase (Collateralized by $609,375
                  U.S. Treasury Bond, 7.250%, due 08/15/22)             596,000
                                                                    -----------
                Total Short-Term Investments (Cost $596,000)            596,000
                                                                    -----------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $2,879,882)*                     99.57%     $ 2,917,430
                OTHER ASSETS AND LIABILITIES-NET          0.43%          12,683
                                                        ------      -----------
                NET ASSETS                              100.00%     $ 2,930,113
                                                        ======      ===========

@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified buyers.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                       $    40,445
                Gross Unrealized Depreciation                            (2,897)
                                                                    -----------
                Net Unrealized Appreciation                         $    37,548
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2002 (UNAUDITED)

 SHARES                                                                VALUE
---------                                                           -----------
COMMON STOCK: 34.46%
                    AEROSPACE/DEFENSE: 1.50%
      400           General Dynamics Corp.                          $    42,540
    1,000      @    L-3 Communications Holdings, Inc.                    54,000
      500           Lockheed Martin Corp.                                34,750
      400           Northrop Grumman Corp.                               50,000
                                                                    -----------
                                                                        181,290
                                                                    -----------
                    AIRLINES: 0.26%
      900   @,@@    Ryanair Holdings PLC ADR                             31,384
                                                                    -----------
                                                                         31,384
                                                                    -----------
                    APPAREL: 0.65%
      600      @    Coach, Inc.                                          32,940
    1,200      @    Jones Apparel Group, Inc.                            45,000
                                                                    -----------
                                                                         77,940
                                                                    -----------
                    AUTO MANUFACTURERS: 0.19%
    1,400           Ford Motor Co.                                       22,400
                                                                    -----------
                                                                         22,400
                                                                    -----------
                    BANKS: 1.55%
      600           Bank of America Corp.                                42,216
      700           Charter One Financial, Inc.                          24,066
    1,900           North Fork Bancorporation, Inc.                      75,639
      900           Wells Fargo & Co.                                    45,054
                                                                    -----------
                                                                        186,975
                                                                    -----------
                    BIOTECHNOLOGY: 0.70%
      500      @    Biogen, Inc.                                         20,715
    3,500      @    Exact Sciences Corp.                                 55,895
      200      @    Transkaryotic Therapies, Inc.                         7,210
                                                                    -----------
                                                                         83,820
                                                                    -----------
                    BUILDING MATERIALS: 0.37%
      600      @    American Standard Cos., Inc.                         45,060
                                                                    -----------
                                                                         45,060
                                                                    -----------
                    COMMERCIAL SERVICES: 0.66%
      700      @    AMN Healthcare Services, Inc.                        24,507
    1,500           Manpower, Inc.                                       55,125
                                                                    -----------
                                                                         79,632
                                                                    -----------
                    COMPUTERS: 1.02%
    1,800      @    Dell Computer Corp.                                  47,052
      300           International Business Machines Corp.                21,600
    1,000      @    Lexmark International, Inc.                          54,400
                                                                    -----------
                                                                        123,052
                                                                    -----------
                    DIVERSIFIED FINANCIAL: 0.37%
    1,100           Merrill Lynch & Co., Inc.                            44,550
                                                                    -----------
                                                                         44,550
                                                                    -----------
                    ELECTRICAL EQUIPMENT: 0.26%
    1,400      @    Advanced Energy Industries, Inc.                     31,052
                                                                    -----------
                                                                         31,052
                                                                    -----------
                    ELECTRONICS: 0.98%
    1,500      @    Cymer, Inc.                                          52,560
    1,300      @    Gentex Corp.                                         35,711
    1,000      @    Photon Dynamics, Inc.                                30,000
                                                                    -----------
                                                                        118,271
                                                                    -----------
                    FOOD: 0.24%
      600      @    Whole Foods Market, Inc.                             28,932
                                                                    -----------
                                                                         28,932
                                                                    -----------
                    FOREST PRODUCTS & PAPER: 0.37%
      700           Weyerhaeuser Co.                                     44,695
                                                                    -----------
                                                                         44,695
                                                                    -----------
                    HEALTHCARE-PRODUCTS: 0.56%
    2,300      @    Boston Scientific Corp.                              67,436
                                                                    -----------
                                                                         67,436
                                                                    -----------

                    HEALTHCARE-SERVICES: 3.78%
    1,200           Aetna, Inc.                                          57,564
    1,100      @    Anthem, Inc.                                         74,228
    1,500      @    Community Health Systems, Inc.                       40,200
    3,500      @    Humana, Inc.                                         54,705
      100      @    Mid Atlantic Medical Services                         3,135
    1,200      @    Odyssey HealthCare, Inc.                             43,500
    1,000      @    Oxford Health Plans                                  46,460
    1,000      @    Pediatrix Medical Group, Inc.                        25,000
      400      @    Quest Diagnostics                                    34,420
    1,200      @    Triad Hospitals, Inc.                                50,856
      500      @    Universal Health Services, Inc.                      24,500
                                                                    -----------
                                                                        454,568
                                                                    -----------

                    HOME BUILDERS: 0.67%
    1,300           DR Horton, Inc.                                      33,839
      900           KB Home                                              46,359
                                                                    -----------
                                                                         80,198
                                                                    -----------
                    HOME FURNISHINGS: 0.11%
      300           Maytag Corp.                                         12,795
                                                                    -----------
                                                                         12,795
                                                                    -----------
                    INSURANCE: 1.66%
      500           Brown & Brown, Inc.                                  15,750
      800           PMI Group, Inc.                                      30,560
    1,300      @    Prudential Financial, Inc.                           43,368
    1,200     @@    Renaissance Holdings Ltd.                            43,920
    2,000   @,@@    Willis Group Holdings Ltd.                           65,820
                                                                    -----------
                                                                        199,418
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2002 (UNAUDITED) (CONTINUED)

 SHARES                                                                VALUE
---------                                                           -----------
                    INTERNET: 0.20%
      400      @    eBay, Inc.                                      $    24,648
                                                                    -----------
                                                                         24,648
                                                                    -----------
                    IRON/STEEL: 0.65%
      900           Nucor Corp.                                          58,536
    1,000           United States Steel Corp.                            19,890
                                                                    -----------
                                                                         78,426
                                                                    -----------
                    MEDIA: 0.85%
    1,600      @    AOL Time Warner, Inc.                                23,536
    1,200      @    Lin TV Corp.                                         32,448
    1,400      @    Westwood One, Inc.                                   46,788
                                                                    -----------
                                                                        102,772
                                                                    -----------
                    MISCELLANEOUS MANUFACTURER: 0.15%
      600      @    CoorsTek, Inc.                                       18,546
                                                                    -----------
                                                                         18,546
                                                                    -----------

                    OIL & GAS: 1.37%
    1,500           GlobalSantaFe Corp.                                  41,025
    1,500   @,@@    Precision Drilling Corp.                             52,110
    2,100      @    Pride International, Inc.                            32,886
    1,900           XTO Energy, Inc.                                     39,140
                                                                    -----------
                                                                        165,161
                                                                    -----------
                    OIL & GAS SERVICES: 1.47%
    1,400           Baker Hughes, Inc.                                   46,606
    1,500      @    Cooper Cameron Corp.                                 72,630
    2,000           Halliburton Co.                                      31,880
      600      @    Weatherford International Ltd.                       25,920
                                                                    -----------
                                                                        177,036
                                                                    -----------
                    PACKAGING & CONTAINERS: 0.41%
    2,100      @    Pactiv Corp.                                         49,980
                                                                    -----------
                                                                         49,980
                                                                    -----------
                    PHARMACEUTICALS: 1.25%
      700           AmerisourceBergen Corp.                              53,200
      600           D&K Healthcare Resources, Inc.                       21,156
      900      @    Gilead Sciences, Inc.                                29,592
      700     @@    Teva Pharmaceutical Industries ADR                   46,746
                                                                    -----------
                                                                        150,694
                                                                    -----------
                    RETAIL: 8.05%
      800      @    Advance Auto Parts                                   43,608
      700      @    Autozone, Inc.                                       54,110
    1,600           Blockbuster, Inc.                                    43,040
    2,000           Circuit City Stores, Inc.                            37,500
    1,500      @    Dollar Tree Stores, Inc.                             59,115
      800      @    Federated Department Stores                          31,760
    4,400           Gap, Inc.                                            62,480
    2,600      @    Hollywood Entertainment Corp.                        53,768
      900      @    HOT Topic, Inc.                                      24,039
      600      @    Kohl's Corp.                                         42,048
    1,700      @    Linens 'N Things, Inc.                               55,777
    1,000           Lowe's Cos., Inc.                                    45,400
    1,400      @    Michaels Stores, Inc.                                54,600
    1,700      @    Petco Animal Supplies, Inc.                          42,347
    1,600           Pier 1 Imports, Inc.                                 33,600
    2,800      @    Staples, Inc.                                        55,160
      900      @    Urban Outfitters, Inc.                               31,248
    2,100           Wendy's International, Inc.                          83,643
    3,000      @    Williams-Sonoma, Inc.                                91,980
      800      @    Yum! Brands, Inc.                                    23,400
                                                                    -----------
                                                                        968,623
                                                                    -----------
                    SEMICONDUCTORS: 3.14%
    1,100      @    Asyst Technologies, Inc.                             22,385
    1,600      @    Integrated Circuit Systems, Inc.                     32,304
      500      @    Kla-Tencor Corp.                                     21,995
    2,800      @    Lam Research Corp.                                   50,344
    2,000   @,@@    Marvell Technology Group Ltd.                        39,780
    1,650      @    Microchip Technology, Inc.                           45,260
    1,200      @    National Semiconductor Corp.                         35,004
    2,100      @    Novellus Systems, Inc.                               71,400
    8,200   @,@@    United Microelectronics Corp. ADR                    60,270
                                                                    -----------
                                                                        378,742
                                                                    -----------
                    SOFTWARE: 0.48%
      800      @    Microsoft Corp.                                      43,760
    1,500      @    Oracle Corp.                                         14,205
                                                                    -----------
                                                                         57,965
                                                                    -----------
                    TELECOMMUNICATIONS: 0.54%
    2,200           AT&T Corp.                                           23,540
    2,900           Motorola, Inc.                                       41,818
                                                                    -----------
                                                                         65,358
                                                                    -----------
                    Total Common Stock (Cost $4,215,185)              4,151,419
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           -----------
CORPORATE BONDS: 10.99%
                    AUTO MANUFACTURERS: 0.89%
$ 100,000           Daimler Chrysler NA Holding Corp., 7.750%,
                      due 01/18/11                                  $   107,582
                                                                    -----------
                                                                        107,582
                                                                    -----------
                    BANKS: 0.84%
  100,000           Wachovia Corp., 4.950%, due 11/01/06                100,874
                                                                    -----------
                                                                        100,874
                                                                    -----------
                    BEVERAGES: 0.84%
  100,000           Coca-Cola Co., 4.000%, due 06/01/05                 101,065
                                                                    -----------
                                                                        101,065
                                                                    -----------
                    BUILDING MATERIALS: 0.85%
  100,000     @@    Nexfor, Inc., 6.875%, due 11/15/05                  102,213
                                                                    -----------
                                                                        102,213
                                                                    -----------
                    DIVERSIFIED FINANCIAL SERVICES: 2.20%
  150,000      #    Goldman Sachs Group LP, 6.625%, due 12/01/04        159,209
  100,000           Pemex Project Funding Master Trust, 9.125%,
                      due 10/13/10                                      105,250
                                                                    -----------
                                                                        264,459
                                                                    -----------
                    ELECTRIC: 1.70%
  100,000     @@    Empresa Nacional de Electricidad SA, 8.500%,
                      due 04/01/09                                       99,877
  100,000           Exelon Corp., 6.750%, due 05/01/11                  104,618
                                                                    -----------
                                                                        204,495
                                                                    -----------
                    FOOD: 1.95%
  100,000           Conagra Foods, Inc., 9.750%, due 03/01/21           129,325
  100,000           Safeway, Inc., 7.250%, due 09/15/04                 107,047
                                                                    -----------
                                                                        236,372
                                                                    -----------
                    HOME BUILDERS: 1.72%
  200,000           Pulte Homes, Inc., 9.500%, due 04/01/03             207,065
                                                                    -----------
                                                                        207,065
                                                                    -----------
                    Total Corporate Bonds (Cost $1,306,125)           1,324,125
                                                                    -----------

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.41%
                    MORTGAGE -- COMMERCIAL: 0.83%
 100,000       #    Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                               99,954
                                                                    -----------
                                                                         99,954
                                                                    -----------
                    MORTGAGE -- RESIDENTIAL: 0.58%
   69,857           Amresco Residential Securities Mortgage Loan
                      Trust, 2.490%, due 01/25/28                        69,946
                                                                    -----------
                                                                         69,946
                                                                    -----------
                    Total Collateralized Mortgage Obligations
                      (Cost $170,697)                                   169,900
                                                                    -----------
U.S. GOVERMNENT AGENCY OBLIGATIONS: 23.35%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 7.32%
  765,763           6.500%, due 12/01/31                                782,580
   93,277           8.477%, due 12/01/26                                 96,771
    2,761           9.000%, due 10/01/19                                  3,042
                                                                    -----------
                                                                        882,393
                                                                    -----------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 16.01%
  100,000           5.250%, due 04/15/07                                103,790
  496,945           6.000%, due 01/01/32                                496,421
  297,566           6.000%, due 02/01/32                                297,308
   15,475           6.396%, due 07/01/27                                 15,979
   40,138           6.500%, due 07/01/27                                 41,298
  384,840           6.500%, due 12/01/31                                393,076
  403,246           7.500%, due 07/01/21                                425,804
  146,161           7.500%, due 11/01/29                                153,570
                                                                    -----------
                                                                      1,927,246
                                                                    -----------
                    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.02%
    2,521           10.000%, due 02/15/16                                 2,845
                                                                    -----------
                                                                          2,845
                                                                    -----------
                    Total U.S. Government Agency Obligations
                      (Cost $2,758,202)                               2,812,484
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 22.91%
                    U.S. TREASURY BOND: 3.66%
  450,000           5.375%, due 02/15/31                                440,789
                                                                    -----------
                                                                        440,789
                                                                    -----------
                    U.S. TREASURY NOTES: 19.25%
  500,000           3.250%, due 05/31/04                                503,985
  600,000           4.750%, due 01/31/03                                610,395
1,200,000           4.875%, due 02/15/12                              1,204,873
                                                                    -----------
                                                                      2,319,253
                                                                    -----------
                    Total U.S. Treasury Obligations
                      (Cost $2,719,376)                               2,760,042
                                                                    -----------
                    Total Long-Term Investments
                      (Cost $11,169,585)                             11,217,970
                                                                    -----------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2002 (UNAUDITED) (CONTINUED)

PRINCIPAL
 AMOUNT                                                                VALUE
---------                                                           -----------
SHORT-TERM INVESTMENTS: 6.40%
                REPURCHASE AGREEMENT: 6.40%
$ 608,000       State Street Repurchase Agreement, 1.830%,
                  due 07/01/02 $608,093 to be received upon
                  repurchase (Collateralized by U.S.
                  Treasury Note, 3.500%, due 11/15/06)              $   608,000
  163,000       State Street Repurchase Agreement, 1.830%,
                  due 07/01/02 $163,025 to be received upon
                  repurchase (Collateralized by U.S.
                  Treasury Bond, 7.250%, due 08/15/22)                  163,000
                                                                    -----------
                Total Short-Term Investments (Cost $771,000)            771,000
                                                                    -----------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $11,940,585)*                    99.52%     $11,988,970
                OTHER ASSETS AND LIABILITIES-NET          0.48%          58,189
                                                        ------      -----------
                NET ASSETS                              100.00%     $12,047,159
                                                        ======      ===========

@    Non-income producing security
@@   Foreign Issuer
# Securities purchased pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
ADR  American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                       $   342,684
                Gross Unrealized Depreciation                          (294,299)
                                                                    -----------
                Net Unrealized Appreciation                         $    48,385
                                                                    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                             MONEY                           ASSET
                                                            STOCK           MARKET           BOND          ALLOCATION
                                                          PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                         -----------      -----------     -----------      -----------
INVESTMENT INCOME:
Dividends                                                $    14,969      $        --     $        --      $     5,226
Interest                                                       3,299           57,765          78,956          203,830
                                                         -----------      -----------     -----------      -----------
  Total investment income                                     18,268           57,765          78,956          209,056
                                                         -----------      -----------     -----------      -----------
EXPENSES:
Investment management fees                                    17,118            7,948           3,564           15,398
Custody and accounting fees                                   20,531           10,605           6,597           30,714
Administrative and service fees                                6,847            3,179           1,426            6,159
Professional fees                                             16,524            6,966           3,339           12,102
Printing and postage expenses                                  6,052            2,038             929            4,354
Miscellaneous expenses                                           917              415             101              448
Directors fees                                                 5,340            1,957           1,180            4,426
                                                         -----------      -----------     -----------      -----------
  Total expenses                                              73,329           33,108          17,136           73,601
  Less expenses waived and/or reimbursed
   by affiliates                                              11,567            4,497           4,679           18,117
                                                         -----------      -----------     -----------      -----------
  Net expenses                                                61,762           28,611          12,457           55,484
                                                         -----------      -----------     -----------      -----------
Net investment income (loss)                                 (43,494)          29,154          66,499          153,572
                                                         -----------      -----------     -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized loss on investments                            (632,732)              --         (26,441)        (295,793)
Net change in unrealized appreciation (depreciation)
 on investments                                           (1,881,244)              --          35,124         (526,931)
                                                         -----------      -----------     -----------      -----------
  Net realized and unrealized gain (loss) on
   investments                                            (2,513,976)              --           8,683         (822,724)
                                                         -----------      -----------     -----------      -----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                              $(2,557,470)     $    29,154     $    75,182      $  (669,152)
                                                         ===========      ===========     ===========      ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                           MONEY                               ASSET
                                                         STOCK            MARKET             BOND            ALLOCATION
                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                      ------------      ------------      ------------      ------------
FROM OPERATIONS:
  Net investment income (loss)                        $    (43,494)     $     29,154      $     66,499      $    153,572
  Net realized loss on investments                        (632,732)               --           (26,441)         (295,793)
  Net change in unrealized appreciation
   (depreciation) of investments                        (1,881,244)               --            35,124          (526,931)
                                                      ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets resulting
   from operations                                      (2,557,470)           29,154            75,182          (669,152)
                                                      ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                         --           (29,157)          (36,491)          (75,428)
CAPITAL SHARE TRANSACTIONS                                 (12,595)           17,231            45,745            39,581
                                                      ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets                 (2,570,065)           17,228            84,436          (704,999)
NET ASSETS, BEGINNING OF PERIOD                         14,972,495         6,399,732         2,845,677        12,752,158
                                                      ------------      ------------      ------------      ------------
NET ASSETS, END OF PERIOD                             $ 12,402,430      $  6,416,960      $  2,930,113      $ 12,047,159
                                                      ============      ============      ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
 AT END OF PERIOD                                     $    (43,494)     $         --      $    124,999      $    300,797
                                                      ============      ============      ============      ============

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                           MONEY                               ASSET
                                                         STOCK            MARKET             BOND            ALLOCATION
                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                      ------------      ------------      ------------      ------------
FROM OPERATIONS:
  Net investment income (loss)                        $   (111,865)     $    201,657      $    149,405      $    312,277
  Net realized gain (loss) on investments              (11,524,399)                3          (181,522)       (4,261,053)
  Net change in unrealized appreciation
   of investments                                          754,003                --           216,998           818,153
                                                      ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets resulting
   from operations                                     (10,882,261)          201,660           184,881        (3,130,623)
                                                      ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         --          (201,657)         (121,014)         (266,824)
CAPITAL SHARE TRANSACTIONS                                (658,079)           69,052           (98,957)          558,358
                                                      ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets                (11,540,340)           69,055           (35,090)       (2,839,089)
NET ASSETS, BEGINNING OF YEAR                           26,512,835         6,330,677         2,880,767        15,591,247
                                                      ------------      ------------      ------------      ------------
NET ASSETS, END OF YEAR                               $ 14,972,495      $  6,399,732      $  2,845,677      $ 12,752,158
                                                      ============      ============      ============      ============
UNDISTRIBUTED NET INVESTMENT INCOME AT END OF
 YEAR                                                 $         --      $         --      $     94,991      $    222,653
                                                      ============      ============      ============      ============

See accompanying notes to financial statements.

USLICO SERIES FUND - NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2002 (UNAUDITED)

(1) ORGANIZATION -- USLICO Series Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate series (Portfolios), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolios are sold only to separate accounts of ReliaStar Life Insurance Company (Reliastar Life) and ReliaStar Life Insurance Company of New York (Reliastar Life of New York)(a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  SECURITY  VALUATION  -- For each  Portfolio  except  the Money  Market
Portfolio, equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. The Money Market Portfolio, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

     (b) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected and dividend income is recorded on the ex-dividend date. Discounts are accreted, and premiums amortized to par at maturity based on the scientific method.

     (c) FEDERAL INCOME TAXES -- Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, a Portfolio will not be subject to Federal income taxes if it makes distributions of net investment income and net realized gains in compliance with Subchapter M and meets certain other requirements. Therefore, no federal income tax provision is required.

Capital loss carryforwards available for Federal income tax purposes as of December 31, 2001 were as follows:

                                  AMOUNT        EXPIRATION DATE
                                -----------     ---------------
Stock Portfolio                 $14,240,818        2009-2010
Bond Portfolio                      238,559           2009
Asset Allocation Portfolio        5,357,359           2009

To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

     (d) CONTRIBUTIONS AND WITHDRAWALS -- Funds contributed into or withdrawn from the Fund are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

     (e) REPURCHASE AGREEMENTS -- The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

     (f) MANAGEMENT'S USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     (g) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly by the Stock Portfolio, Bond Portfolio and Asset Allocation Portfolio: and declared and paid daily by the Money Market Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

(3) AFFILIATIONS AND RELATED PARTY TRANSACTIONS -- Each of the Portfolios has entered into an Investment Advisory Agreement with ING Investments, LLC (the "Advisor", formerly ING Pilgrim Investments, LLC), a wholly-owned subsidiary of ING Groep N.V. The advisory agreement provides that management fees be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. The Advisor has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. The Advisor has also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average net assets of each Portfolio.

ING Funds Services, LLC (the "Administrator") (formerly ING Pilgrim Group, LLC), serves as administrator to each Portfolio. The Portfolios pay the Administrator a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar, serves as Distributor of the Fund. No fees are charged to the Portfolios for distribution services.

Effective March 1, 2002, ING Pilgrim Investments, LLC and ING Pilgrim Group, LLC changed their names to ING Investments, LLC and ING Funds Services, LLC, respectively.

At June 30, 2002, the Portfolios had the following amounts recorded in payable to affilates on the accompanying Statements of Assets and Liabilities:

                                     ACCRUED           ACCRUED
                                     ADVISORY       ADMINISTRATIVE
                                       FEE               FEE             TOTAL
                                     -------           -------          -------
Stock Portfolio                      $ 7,855           $ 3,664          $11,519
Money Market Portfolio                 3,998             1,599            5,597
Bond Portfolio                         1,801               722            2,523
Asset Allocation Portfolio             8,651             3,316           11,967

(4) PURCHASES AND SALES OF INVESTMENT SECURITIES -- The aggregate cost of purchases and proceeds from sales of investments (excluding U.S. Government and short-term investments) for the six months ended June 30, 2002 were as follows:

                                           PURCHASES                   SALES
                                          -----------               -----------
Stock Portfolio                           $28,520,738               $28,991,626
Bond Portfolio                                302,395                   745,660
Asset Allocation Portfolio                 10,640,501                11,788,808

U.S. Government Securities not included above were as follows:

                                           PURCHASES                   SALES
                                          -----------               -----------
Stock Portfolio                           $        --               $        --
Bond Portfolio                              1,355,471                   992,170
Asset Allocation Portfolio                  5,022,654                 3,483,758

(5) SUMMARY OF CAPITAL SHARES TRANSACTIONS

               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                     MONEY                        ASSET
                                                      STOCK         MARKET          BOND        ALLOCATION
                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ---------      ---------      ---------      ---------
DOLLARS
  Shares sold                                       $  47,886      $  35,800      $   9,254      $  54,101
  Shares issued as reinvestments of dividends              --         29,157         36,491         75,428
  Shares redeemed                                     (60,481)       (47,726)            --        (89,948)
                                                    ---------      ---------      ---------      ---------
  Net increase/(decrease)                           $ (12,595)     $  17,231      $  45,745      $  39,581
                                                    =========      =========      =========      =========
SHARES
  Shares sold                                           7,278         35,800            983          6,502
  Shares issued as reinvestments of dividends              --         29,157          3,949          8,969
  Shares redeemed                                      (9,192)       (47,726)            --        (10,811)
                                                    ---------      ---------      ---------      ---------
  Net increase/(decrease) in shares outstanding        (1,914)        17,231          4,932          4,660
                                                    =========      =========      =========      =========

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                     MONEY                        ASSET
                                                      STOCK         MARKET          BOND        ALLOCATION
                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ---------      ---------      ---------      ---------
DOLLARS
  Shares sold                                       $      --      $      --      $      --      $ 291,534
  Shares issued as reinvestments of dividends              --        201,657        121,014        266,824
  Shares redeemed                                    (658,079)      (132,605)      (219,971)            --
                                                    ---------      ---------      ---------      ---------
  Net increase (decrease)                           $(658,079)     $  69,052      $ (98,957)     $ 558,358
                                                    =========      =========      =========      =========
SHARES
  Shares sold                                              --             --             --         33,587
  Shares issued as reinvestments of dividends              --        201,657         12,890         30,000
  Shares redeemed                                     (89,656)      (132,605)       (23,277)            --
                                                    ---------      ---------      ---------      ---------
  Net increase (decrease) in shares outstanding       (89,656)        69,052        (10,387)        63,587
                                                    =========      =========      =========      =========

(6) SUBSEQUENT EVENTS -- Subsequent to June 30, 2002, the following Portfolios declared dividends from net investment income of:

                                PER SHARE
                                 AMOUNT         PAYABLE DATE        RECORD DATE
                                 -------        ------------       -------------
BOND PORTFOLIO                   $0.0985        July 3, 2002       June 28, 2002
ASSET ALLOCATION PORTFOLIO       $0.2038        July 3, 2002       June 28, 2002

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                        MONEY                        ASSET
                                                                         STOCK         MARKET          BOND        ALLOCATION
                                                                       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                       ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $    7.32      $    1.00      $    9.41      $    8.64
Income (loss) from investment operations:
  Net investment income (loss)                                             (0.02)          0.00*          0.21           0.10
  Net realized and unrealized gain (loss) on investments                   (1.23)            --           0.03          (0.55)
                                                                       ---------      ---------      ---------      ---------
  Total from investment operations                                         (1.25)          0.00*          0.24          (0.45)
Distributions
  Distribtution of net investment income                                      --          (0.00)*        (0.12)         (0.05)
                                                                       ---------      ---------      ---------      ---------
  Net asset value, end of period                                       $    6.07      $    1.00      $    9.53      $    8.14
                                                                       =========      =========      =========      =========
TOTAL RETURN(1)                                                           (17.08)%         0.45%          2.56%         (5.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                      $  12,402      $   6,417      $   2,930      $  12,047
Ratio of expenses to average net assets after expense
 reimbursement(2)                                                           0.90%          0.90%          0.90%          0.90%
Ratio of expenses to average net assets prior to expense
 reimbursement(2)                                                           1.07%          1.04%          1.20%          1.20%
Ratio of net investment income (loss) to average net assets(2)             (0.64)%         0.92%          4.66%          2.49%
Portfolio turnover rate                                                      212%           N/A             67%           131%

(1) Total return is calculated assuming reinvestments of all dividends and capital gain distributions. Total returns for periods less than one year are not annualized.
(2)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                        MONEY                         ASSET
                                                                         STOCK         MARKET          BOND         ALLOCATION
                                                                      PORTFOLIO(2)   PORTFOLIO(2)   PORTFOLIO(2)   PORTFOLIO(2)
                                                                      ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $   12.42      $    1.00      $    9.21      $   11.04
Income (loss) from investment operations:
  Net investment income (loss)                                             (0.05)          0.03           0.48           0.22
  Net realized and unrealized gains (losses) on investments                (5.05)            --           0.11          (2.43)
                                                                       ---------      ---------      ---------      ---------
  Total from investment operations                                         (5.10)          0.03           0.59          (2.21)
Distributions
  Distribution of net investment income                                       --          (0.03)         (0.39)         (0.19)
                                                                       ---------      ---------      ---------      ---------
  Net asset value, end of year                                         $    7.32      $    1.00      $    9.41      $    8.64
                                                                       =========      =========      =========      =========
TOTAL RETURN(1)                                                           (41.06)%         3.14%          6.47%        (20.09)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                        $  14,972      $   6,400      $   2,846      $  12,752
Ratio of expenses to average net assets after expense reimbursement         0.90%          0.90%          0.90%          0.90%
Ratio of expenses to average net assets prior to expense
 reimbursement                                                              1.42%          1.63%          2.15%          1.76%
Ratio of net investment income (loss) to average net assets                (0.61)%         3.13%          5.02%(3)       2.37%(3)
Portfolio turnover rate                                                      510%           N/A            215%           354%

(1) Total return is calulated assuming reinvestments of all dividends and capital gain distributions at net asset value.
(2) Effective May 11, 2001, ING Investments, LLC ceased serving as sub-adviser to all of the Portfolios and began serving as adviser to all of the Portfolios.
(3) Had the Bond Portfolio and the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 4.56% and 2.09%, respectively.

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                   MONEY                             ASSET
                                                                  STOCK           MARKET            BOND           ALLOCATION
                                                                PORTFOLIO       PORTFOLIO(5)     PORTFOLIO(5)     PORTFOLIO(5)
                                                                ----------      ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $    16.06       $     1.00       $     9.01       $    12.68
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.02)            0.05             0.40             0.18
  Net realized and unrealized gains (losses) on investments          (3.18)              --             0.20            (1.41)
                                                                ----------       ----------       ----------       ----------
  Total from investment operations                                   (3.20)            0.05             0.60            (1.23)
Distributions
  Distribution of net investment income                                 --            (0.05)           (0.40)           (0.18)
  Distribution of realized capital gains                             (0.44)              --               --            (0.23)
                                                                ----------       ----------       ----------       ----------
  Net asset value, end of year                                  $    12.42       $     1.00       $     9.21       $    11.04
                                                                ==========       ==========       ==========       ==========
TOTAL RETURN(4)                                                     (19.94)%           5.59%            6.74%           (9.80)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $   26,513       $    6,331       $    2,881       $   15,591
Ratio of expenses to average net assets after reimbursement           0.62%            0.90%            0.90%            0.90%
Ratio of expenses to average net assets prior to expense
 reimbursement                                                        0.87%            1.34%            1.83%            1.18%
Ratio of net investment income (loss) to average net assets         -0.11%             5.45%            4.30%            1.44%
Portfolio turnover rate                                             365.49%             N/A            49.27%          242.78%

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(5) Effective December 1, 2000, ING Pilgrim Investments, LLC became sub-adviser to the Money Market and Bond Portfolios as well as the bond portion of the Asset Allocation Portfolio.

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                   MONEY                             ASSET
                                                                  STOCK           MARKET            BOND           ALLOCATION
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $    13.64       $     1.00       $     9.74       $    11.92
Income (loss) from investments operations:
  Net investment income                                               0.12             0.04             0.46             0.31
  Net realized and unrealized gains (losses) on investments           3.93               --            (0.73)            1.48
                                                                ----------       ----------       ----------       ----------
  Total from investment operations                                    4.05             0.04            (0.27)            1.79
Distributions:
  Distribution of net investment income                              (0.13)           (0.04)           (0.46)           (0.31)
  Distribution of realized capital gains                             (1.50)              --               --            (0.72)
                                                                ----------       ----------       ----------       ----------
  Net asset value, end of year                                  $    16.06       $     1.00       $     9.01       $    12.68
                                                                ==========       ==========       ==========       ==========
  TOTAL RETURN                                                       30.08%            5.00%           (2.87)%          15.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $   34,493       $    6,058       $    2,765       $   18,180
Expenses to average net assets                                        0.90%            0.90%            0.90%            0.90%
Net investment income to average net assets                           0.84%            4.27%            4.88%            2.58%
Portfolio turnover rate                                             305.87%             N/A            45.74%          227.49%

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                   MONEY                             ASSET
                                                                  STOCK           MARKET            BOND           ALLOCATION
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $    13.50       $     1.00       $    10.00       $    11.98
Income from investment operations:
  Net investment income                                               0.20             0.05             0.55             0.39
  Net realized and unrealized gains (losses) on investments           0.62               --            (0.13)            0.27
                                                                ----------       ----------       ----------       ----------
  Total from investment operations                                    0.82             0.05             0.42             0.66
Distributions
  Distribution of net investment income                              (0.20)           (0.05)           (0.55)           (0.39)
  Distribution of realized capital gains                             (0.48)              --            (0.13)           (0.33)
                                                                ----------       ----------       ----------       ----------
  Net asset value, end of year                                  $    13.64       $     1.00       $     9.74       $    11.92
                                                                ==========       ==========       ==========       ==========
TOTAL RETURN                                                          6.00%            5.00%            4.30%            5.51%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $   27,774       $    5,964       $    2,832       $   16,335
Expenses to average net assets                                        0.75%            0.75%            0.75%            0.75%
Net investment income to average net assets                           1.49%            4.79%            5.50%            3.19%
Portfolio turnover rate                                             172.22%             N/A            90.97%          135.68%

                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                   MONEY                             ASSET
                                                                  STOCK           MARKET            BOND           ALLOCATION
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $    13.25       $     1.00       $    10.02       $    11.85
Income from investment operations:
  Net investment income                                               0.27             0.05             0.59             0.46
  Net realized and unrealized gains on investments                    3.05               --             0.12             1.51
                                                                ----------       ----------       ----------       ----------
  Total from investment operations                                    3.32             0.05             0.71             1.97
Distributions
  Distribution of net investment income                              (0.27)           (0.05)           (0.59)           (0.46)
  Distribution of realized capital gains                             (2.80)              --            (0.14)           (1.38)
                                                                ----------       ----------       ----------       ----------
  Net asset value, end of year                                  $    13.50       $     1.00       $    10.00       $    11.98
                                                                ==========       ==========       ==========       ==========
TOTAL RETURN                                                         25.06%            5.00%            7.09%           16.62%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                                 $   27,292       $    5,784       $    2,802       $   15,900
Expenses to average net assets                                        0.73%            0.75%            0.75%            0.74%
Net investment income to average net assets                           1.87%            4.88%            5.88%            3.68%
Portfolio turnover rate                                              88.55%             N/A           117.24%          104.30%

See accompanying notes to financial statements.

                   SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Retail Funds and Variable Products held February 21, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                  SHARES VOTED
                                       SHARES      AGAINST OR     SHARES      BROKER         TOTAL
                                      VOTED FOR     WITHHELD     ABSTAINED    NON-VOTE    SHARES VOTED
                                      ---------     --------     ---------    --------    ------------
1.   To elect 12  members  of the Boards of  Directors/Trustees  to hold  office until the election and qualification of their successors.*

     Paul S. Doherty                   296,959       13,938           --         --          310,897
     J. Michael Earley                 297,691       13,206           --         --          310,897
     R. Barbara Gitenstein             297,258       13,639           --         --          310,897
     Walter H. May                     297,815       13,082           --         --          310,897
     Thomas J. McInerney               297,833       13,064           --         --          310,897
     Jock Patton                       297,682       13,215           --         --          310,897
     David W.C. Putnam                 297,815       13,082           --         --          310,897
     Blaine E. Rieke                   297,028       13,869           --         --          310,897
     Robert C. Salipante               297,343       13,554           --         --          310,897
     John G. Turner                    297,890       12,997           --         --          310,887
     Roger B. Vincent                  298,070       12,827           --         --          310,897
     Richard A. Wedemeyer              297,693       13,204           --         --          310,897

     * Vote is rolled up and voted on a Registrant level

2. Approval of amendments to Articles of Incorporation or Declarations of Trust, as the case may be, for some of the Funds to permit the Boards to determine the number of Directors/Trustees to the Funds.

     Vote is rolled up and voted on a
       Registrant level for USLICO
       Series Fund                     281,589       18,794       10,514         --          310,897

3.   Confirmation of KPMG as current independent auditors of certain Funds.

     USLICO Stock Portfolio            132,792        3,168        3,932         --          139,892
     USLICO Money Market Portfolio      53,279        1,433        1,991         --           56,703
     USLICO Bond Portfolio               8,067           86           61         --            8,214
     USLICO Asset Allocation Fund      100,318        2,687        3,083         --          106,088

4. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

     USLICO Stock Portfolio            116,857        7,651       15,384         --          139,892
     USLICO Money Market Portfolio      50,042        1,812        4,849         --           56,703
     USLICO Bond Portfolio               6,793           87        1,334         --            8,214
     USLICO Asset Allocation Fund       91,385        5,199        9,504         --          106,088

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors/Trustees.

Information pertaining to the Directors/Trustees and Officers of the Fund is set forth below:

                                                                                                 Number of
                                                                                                Porfolios in
                                                                           Principal            Fund Complex         Other
                                    Position(s)    Term of Office        Occupation(s)           Overseen by     Directorships
       Name, Address                 Held with     and Length of          during the              Director/         held by
          and Age                      Fund         Time Served         Past Five Years            Trustee      Director/Trustee
          -------                      ----         -----------         ---------------            -------      ----------------
Independent Directors/Trustees:

Paul S. Doherty                  Director/Trustee   10-29-99 to   Retired. Mr. Doherty was for-      106    Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                        Present       merly President and Partner,              of the GCG Trust
Scottsdale, AZ 85258                                              Doherty, Wallace, Pillsbury and           (February 2002 to
Age: 67                                                           Murphy, P.C.,Attorneys (1996 to           present).
                                                                  2001); a Director of Tambrands,
                                                                  Inc. (1993 to 1998); and a
                                                                  Trustee of each of the funds
                                                                  managed by Northstar Invest-
                                                                  ment Management Corporation
                                                                  (1993 to 1999).

J. Michael Earley                Director/Trustee   2-22-02 to    Present President and Chief Ex-    106    Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                                      ecutive Officer of Bankers Trust          of the GCG Trust (1997
Scottsdale, AZ 85258                                              Company, N.A. (1992 to                    to present).
Age: 56                                                           present).

R. Barbara Gitenstein            Director/Trustee   2-22-02 to    President of the College of New    106    Dr. Gitenstein is a
7337 E. Doubletree Ranch Rd.                        Present       Jersey (1999 to present); Execu-          Trustee of the GCG Trust
Scottsdale, AZ 85258                                              tive Vice President and Provost           (1997 to present).
Age: 53                                                           at Drake University (1992 to
                                                                  1998).

Walter H. May                    Director/Trustee   10-29-99 to   Retired. Mr. May was formerly      106    Mr. May is a Trustee for
7337 E. Doubletree Ranch Rd.                        Present       Managing Director and Director            the Best Prep Charity
Scottsdale, AZ 85258                                              of Marketing for Piper Jaffray,           (1991 to present) and
Age: 65                                                           Inc. (an investment                       the GCG Trust (February
                                                                  banking/underwriting firm). Mr.           2002 to present).
                                                                  May was formerly a Trustee of
                                                                  each of the funds managed by
                                                                  Northstar Investment Manage-
                                                                  ment Corporation (1996 to
                                                                  1999).

Jock Patton                      Director/Trustee   8-28-95 to    Private Investor. Mr. Patton was   106    Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                        Present       formerly Director and Chief Ex-           of the GCG Trust
Scottsdale, AZ 85258                                              ecutive Officer of Rainbow Mul-           (February 2002 to
Age: 56                                                           timedia Group, Inc. (January              present); He is also
                                                                  1999 to December 2001); Direc-            Director of Hypercom,
                                                                  tor of Stuart Entertainment, Inc.;        Inc. and JDA Software
                                                                  Directory of Artisoft, Inc. (1994         Group, Inc. (January
                                                                  to 1998); President and co-owner          1999 National Airlines,
                                                                  of StockVal, Inc. (November               Inc.; and BG Associates,
                                                                  1992 to June 1997) and a Part-            Inc.
                                                                  ner and Director of the law firm
                                                                  of Streich Lang, P.A. (1972 to
                                                                  1993).


              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 Number of
                                                                                                Porfolios in
                                                                           Principal            Fund Complex         Other
                                    Position(s)    Term of Office        Occupation(s)           Overseen by     Directorships
       Name, Address                 Held with     and Length of          during the              Director/         held by
          and Age                      Fund         Time Served         Past Five Years            Trustee      Director/Trustee
          -------                      ----         -----------         ---------------            -------      ----------------
David W.C. Putnam                Director/Trustee   10-29-99 to   President and Director of F.L.     106    Mr. Putnam is a Trustee
7337 E. Doubletree Ranch Rd.                        Present       Putnam Securities Company, Inc.           of GCG Trust (February
Scottsdale, AZ 85258                                              and its affiliates. Mr. Putnam is         2002 to present);
Age: 62                                                           also President, Secretary and             Director of F.L. Putnam
                                                                  Trustee of The Principled Equity          Securities Company, Inc.
                                                                  Market Fund. Mr. Putnam was               (June 1978 to present);
                                                                  formerly a Director/Trustee of            F.L. Putnam Investment
                                                                  Trust Realty Corp., Anchor                Management Company
                                                                  Investment Trust, Bow Ridge               (December 2001 to
                                                                  Mining Co., and each of the               present); Asian American
                                                                  funds managed by Northstar                Bank and Trust Company
                                                                  Investment Management                     (June 1992 to present);
                                                                  Corporation (1994 to 1999).               and Notre Dame Health
                                                                                                            Care Center (1991 to
                                                                                                            present). He is also a
                                                                                                            Trustee of The
                                                                                                            Principled Equity Market
                                                                                                            Fund (November 1996 to
                                                                                                            present); Progressive
                                                                                                            Capital Accumulation
                                                                                                            Trust 1998 to present);
                                                                                                            Anchor International
                                                                                                            Bond Trust (December
                                                                                                            2000 to present); F.L.
                                                                                                            Putnam Foundation
                                                                                                            (December 2000 to
                                                                                                            present); Mercy
                                                                                                            Endowment Foundation
                                                                                                            (1995 to present); and
                                                                                                            an Honorary Trustee of
                                                                                                            Mercy Hospital (1973 to
                                                                                                            present).

Blaine E. Rieke                  Director/Trustee   2-26-01 to    General Partner of Huntington      106    Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                        Present       Partners, an investment                   Director/Trustee of the
Scottsdale, AZ 85258                                              partnership (1997 to present).            Morgan Chase Trust Co.
Age: 68                                                           Mr. Rieke was formerly                    (January 1998 to
                                                                  Chairman and Chief Executive              present) and the GCG
                                                                  Officer of Firstar Trust Company          Trust (February 2002 to
                                                                  (1973 to 1996). Mr. Rieke was             present).
                                                                  formerly the Chairman of the
                                                                  Board and a Trustee of each of
                                                                  the funds managed by ING
                                                                  Investment Management Co.
                                                                  LLC. (1998 to 2001).

Roger B. Vincent                 Director/Trustee   2-22-02 to    President of Springwell            106    Mr. Vincent is a Trustee
7337 E. Doubletree Ranch Rd.                        Present       Corporation, a corporate                  of the GCG Trust (1994
Scottsdale, AZ 85258                                              advisory firm (1989 to present).          to present) and a
Age: 56                                                           Mr. Vincent was formerly a                Director of AmeriGas
                                                                  Director of Tatham Offshore,              Propane, Inc. (1998 to
                                                                  Inc. (1996 to 2000) and                   present).
                                                                  Petrolane, Inc. (1993 to 1995).

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 Number of
                                                                                                Porfolios in
                                                                           Principal            Fund Complex         Other
                                    Position(s)    Term of Office        Occupation(s)           Overseen by     Directorships
       Name, Address                 Held with     and Length of          during the              Director/         held by
          and Age                      Fund         Time Served         Past Five Years            Trustee      Director/Trustee
          -------                      ----         -----------         ---------------            -------      ----------------
Richard A. Wedemeyer             Director/Trustee   2-26-01 to    Vice President -- Finance and      106    Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                        Present       Administration -- of the Chan-            Trustee of Touchstone
Scottsdale, AZ 85258                                              nel Corporation, an importer of           Consulting Group (1997
Age: 65                                                           specialty alloy aluminum prod-            to present) and the GCG
                                                                  ucts (1996 to present). Mr.               Trust (February 2002 to
                                                                  Wedemeyer was formerly Vice               present).
                                                                  President -- Finance and Ad-
                                                                  ministration -- of Performance
                                                                  Advantage, Inc., a provider of
                                                                  training and consultation services
                                                                  (1992 to 1996), and Vice Presi-
                                                                  dent -- Operations and Admin-
                                                                  istration -- of Jim Henson
                                                                  Productions (1979 to 1997). Mr.
                                                                  Wedemeyer was a Trustee of each
                                                                  of the funds managed by ING
                                                                  Investment Management Co.
                                                                  LLC. (1998 to 2001).

Interested Directors:

R. Glenn Hilliard(1)             Director/Trustee   2-26-02 to    Chairman and CEO of ING            106    Mr. Hilliard serves as a
ING Americas                                        Present       Americas and a member of its              member of the Board of
5780 Powers Ferry Road, NW                                        Americas Executive Committee              Directors of the Clemson
Atlanta, GA 30327                                                 (1999 to present). Mr. Hilliard           University Foundation,
Age: 59                                                           was formerly Chairman and                 the Board of Councilors
                                                                  CEO of ING North America,                 for the Carter Center, a
                                                                  encompassing the U.S., Mexico             Trustee of the Woodruff
                                                                  and Canada regions (1994 to               Arts Center and sits on
                                                                  1999).                                    the Board of Directors
                                                                                                            for the High Museum of
                                                                                                            Art. Mr. Hilliard is
                                                                                                            also a Trustee of the
                                                                                                            GCG Trust (February 2002
                                                                                                            to present).

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 Number of
                                                                                                Porfolios in
                                                                           Principal            Fund Complex         Other
                                    Position(s)    Term of Office        Occupation(s)           Overseen by     Directorships
       Name, Address                 Held with     and Length of          during the              Director/         held by
          and Age                      Fund         Time Served         Past Five Years            Trustee      Director/Trustee
          -------                      ----         -----------         ---------------            -------      ----------------
Thomas J. McInerey(2)            Director/Trustee   2-26-01 to    Chief Executive Officer, ING       156    Mr. McInerney serves as
7337 E. Doubletree Ranch Rd.                        Present       U.S. Financial Services (October          a Director/Trustee of
Scottsdale, AZ 85258                                              2001 to present); President,              Aeltus Investment
Age: 45                                                           Chief Executive Officer, and              Management, Inc. (1997
                                                                  Director of Northern Life                 to present); each of the
                                                                  Insurance Company (2001 to                Aetna Funds (April 2002
                                                                  present); and President and               to present); Ameribest
                                                                  Director of Aetna Life Insurance          Life Insurance Co. (2001
                                                                  and Annuity Company (1997 to              to present); Equitable
                                                                  present), Aetna Retirement                Life Insurance Co. (2001
                                                                  Holdings, Inc. (1997 to present),         to present); First
                                                                  Aetna Investment Adviser                  Columbine Life Insurance
                                                                  Holding Co. (2000 to present),            Co. (2001 to present);
                                                                  and Aetna Retail Holding                  Golden American Life
                                                                  Company (2000 to present). Mr.            Insurance Co. (2001 to
                                                                  McInerney was formerly General            present); Life Insurance
                                                                  Manager and Chief Executive               Company of Georgia (2001
                                                                  Officer of ING Worksite                   to present); Midwestern
                                                                  Division (since December 2000             United Life Insurance
                                                                  to October 2001); President of            Co. (2001 to present);
                                                                  Aetna Financial Services (August          ReliaStar Life Insurance
                                                                  1997 to December 2000); Head              Co. (2001 to present);
                                                                  of National Accounts and Core             Security Life of Denver
                                                                  Sales and Marketing for Aetna             (2001 to present);
                                                                  U.S. Healthcare (April 1996 to            Security Connecticut
                                                                  March 1997); Head of Corporate            Life Insurance Co. (2001
                                                                  Strategies for Aetna Inc. (July           to present); Southland
                                                                  1995 to April 1996); and has              Life Insurance Co. (2001
                                                                  held a variety of line and                to present); USG Annuity
                                                                  corporate staff positions since           and Life Company (2001
                                                                  1978.                                     to present); United Life
                                                                                                            and Annuity Insurance
                                                                                                            Co. Inc (2001 to
                                                                                                            present); and the GCG
                                                                                                            Trust (February 2002 to
                                                                                                            present). Mr. McInerney
                                                                                                            is a member of the Board
                                                                                                            of the National
                                                                                                            Commission on Retirement
                                                                                                            Policy, the Governor's
                                                                                                            Council on Economic
                                                                                                            Competitiveness and
                                                                                                            Technology of
                                                                                                            Connecticut, the Board
                                                                                                            of Directors of the
                                                                                                            Connecticut Business and
                                                                                                            Industry Association,
                                                                                                            the Board of Trustees of
                                                                                                            the Bushnell, the Board
                                                                                                            for the Connecticut
                                                                                                            Forum, and the Board of
                                                                                                            the Metro Hartford
                                                                                                            Chamber of Commerce, and
                                                                                                            is Chairman of Concerned
                                                                                                            Citizens for Effective
                                                                                                            Government.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                 Number of
                                                                                                Porfolios in
                                                                           Principal            Fund Complex         Other
                                    Position(s)    Term of Office        Occupation(s)           Overseen by     Directorships
       Name, Address                 Held with     and Length of          during the              Director/         held by
          and Age                      Fund         Time Served         Past Five Years            Trustee      Director/Trustee
          -------                      ----         -----------         ---------------            -------      ----------------
John G. Turner(3)                Chairman and       10-29-99 to   President, Turner Investment       106    Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.     Director/Trustee   Present       Company (since January 2002).             member of the Board of
Scottsdale, AZ 85258                                              Mr. Turner was formerly Vice              the GCG Trust. Mr.
Age: 62                                                           Chairman of ING Americas                  Turner also serves as a
                                                                  (2000 to 2001); Chairman and              Director of the Hormel
                                                                  Chief Executive Officer of                Foods Corporation (May
                                                                  ReliaStar Financial Corp. and             2000 to present), Shopko
                                                                  ReliaStar Life Insurance                  Stores, Inc. (August
                                                                  Company (1993 to 2000);                   1999 to present), and
                                                                  Chairman of ReliaStar United              M.A. Mortenson Co.
                                                                  Services Life Insurance Company           (March 2002 to present).
                                                                  (1995 to 1998); Chairman of
                                                                  ReliaStar Life Insurance
                                                                  Company of New York (1995 to
                                                                  2001); Chairman of Northern
                                                                  Life Insurance Company (1992
                                                                  to 2000); Chairman and
                                                                  Director/Trustee of the Northstar
                                                                  affiliated investment companies
                                                                  (1993 to 2001) and Director,
                                                                  Northstar Investment
                                                                  Management Corporation and its
                                                                  affiliates (1993 to 1999).

(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                            Principal
                                                                  Term of Office                          Occupation(s)
         Name, Address                  Position(s)                and Length of                            During the
            and Age                    Held With Fund               Time Served                          Past Five Years
            -------                    --------------               -----------                          ---------------
Officers:

James M. Hennessy                President, Chief Executive     March 2002 to Present       President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.     Officer, and Chief             (for the ING Funds)         ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258             Operating Officer                                          Services, LLC, ING Advisors, Inc., ING
Age: 52                                                                                     Investments, LLC, Lexington Funds
                                 President, Chief Executive     February 2001 to March      Distributor, Inc., Express America T.C.
                                 Officer, and Chief             2002 (for the Pilgrim       Inc. and EAMC Liquidation Corp. (since
                                 Operating Officer              Funds)                      December 2001); Executive Vice President
                                                                                            and Chief Operating Officer of ING
                                 Chief Operating Officer        July 2000 to February       Quantitative Management, Inc. (since
                                                                2001(for the Pilgrim        October 2001) and ING Funds Distributor,
                                                                Funds)                      Inc. (since June 2000). Formerly, Senior
                                                                                            Executive Vice President (June 2000 to
                                                                                            December 2000) and Secretary (April 199
                                                                                            to December 2000) of ING Capital
                                                                                            Corporation, LLC, ING Funds Services,
                                                                                            LLC, ING Investments, LLC, ING Advisors
                                                                                            Inc., Express America T.C. Inc., and
                                                                                            EAMC Liquidation Corp.; and Executive
                                                                                            Vice President, ING Capital Corporation
                                                                                            LLC and its affiliates (May 1998 to June
                                                                                            2000) and Senior Vice President, ING
                                                                                            Capital Corporation, LLC and its
                                                                                            affiliates (April 1995 to April 1998).

Mary Lisanti                     Executive Vice President       March 2002 to Present       Executive Vice President of ING
7337 E. Doubletree Ranch Rd.                                    (for the ING Funds)         Investments, LLC and ING Advisors, Inc.
Scottsdale, AZ 85258                                                                        (since November 1999) and of ING
Age: 45                          Executive Vice President       May 1998 to March 2002      Quantitative Management, Inc. (since
                                                                (for the domestic equity    July 2000); Chief Investment Officer of
                                                                portfolios of the Pilgrim   the Domestic Equity Portfolios, ING
                                                                Funds)                      Investments, LLC (since 1999). Formerly,
                                                                                            Executive Vice President and Chief
                                                                                            Investment Officer for the Domestic
                                                                                            Equity Portfolios of Northstar
                                                                                            Investment Management Corporation, whose
                                                                                            name changed to Pilgrim Advisors, Inc.
                                                                                            and subsequently became part of ING
                                                                                            Investments, LLC (May 1998 to October
                                                                                            1999); Portfolio Manager with Strong
                                                                                            Capital Management (May 1996 to 1998); a
                                                                                            Managing Director and Head of Small- and
                                                                                            Mid- Capitalization Equity Strategies at
                                                                                            Bankers Trust Corp. (1993 to 1996).

Ralph G. Norton III              Senior Vice President          March 2002 to Present       Senior Vice President of ING Investment
7337 E. Doubletree Ranch Rd.                                    (for the ING Funds)         Advisors, Inc. and ING Investments, LLC
Scottsdale, Arizona 85258                                                                   (since October 2001) and Chief
Age: 42                          Senior Vice President          August 2001 to March        Investment Officer of the Fixed Income
                                                                2002 (for the fixed income  Portfolios, ING Investments, LLC (since
                                                                portfolios of the Pilgrim   October 2001). Formerly, Senior Market
                                                                Funds)                      Strategist, Aeltus Investment
                                                                                            Management, Inc. (January 2001 to August
                                                                                            2001) and Chief Investment Officer, ING
                                                                                            Investments, LLC (1990 - January 2001).

Michael J. Roland                Executive Vice President,      March 2002 to Present       Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.     Assistant Secretary and        (for the ING Funds)         Financial Officer and Treasurer of ING
Scottsdale, AZ 85258             Principal Financial Officer                                Funds Services, LLC, ING Funds
Age: 44                                                                                     Distributor, Inc., ING Advisors, Inc.,
                                 Senior Vice President and      June 1998 to March 2002     ING Investments, LLC, ING Quantitative
                                 Principal Financial Officer    (for the Pilgrim Funds)     Management, Inc., Lexington Funds
                                                                                            Distributor, Inc., Express America T.C.
                                                                                            Inc. and EAMC Liquidation Corp. (since
                                                                                            December 2001). Formerly, Senior Vice
                                                                                            President, ING Funds Services, LLC, ING
                                                                                            Investments, LLC, and ING Funds
                                                                                            Distributor, Inc. (June 1998 to December
                                                                                            2001) and Chief Financial Officer of
                                                                                            Endeavor Group (April 1997 to June
                                                                                            1998).

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                            Principal
                                                                  Term of Office                          Occupation(s)
         Name, Address                  Position(s)                and Length of                            During the
            and Age                    Held With Fund               Time Served                          Past Five Years
            -------                    --------------               -----------                          ---------------
Robert S. Naka                   Senior Vice President and      March 2002 to Present       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     Assistant Secretary            (for the ING Funds)         Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                                        ING Funds Distributor, Inc., ING
Age: 38                          Senior Vice President and      November 1999 to March      Advisors, Inc., ING Investments, LLC,
                                 Assistant Secretary            2002 (for the Pilgrim       ING Quantitative Management, Inc. (since
                                                                Funds)                      October 2001) and Lexington Funds
                                                                                            Distributor, Inc. (since December 2001).
                                 Assistant Secretary            July 1994 to November       Formerly, Vice President, ING
                                                                1999 (for the Pilgrim       Investments, LLC (April 1997 to October
                                                                Funds)                      1999), ING Funds Services, LLC (February
                                                                                            1997 to August 1999) and Assistant Vice
                                                                                            President, ING Funds Services, LLC
                                                                                            (August 1995 to February 1997).

Robyn L. Ichilov                 Vice President and             March 2002 to Present       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.     Treasurer                      (for the ING Funds)         LLC (since October 2001) and ING
Scottsdale, AZ 85258                                                                        Investments, LLC (since August 1997);
Age: 34                          Vice President and             May 1998 to March 2002      Accounting Manager, ING Investments, LLC
                                 Treasurer                      (for the Pilgrim Funds)     (since November 1995).

                                 Vice President                 November 1997 to May
                                                                1998 (for the Pilgrim
                                                                Funds)

Kimberly A. Anderson             Vice President and             March 2002 to Present       Vice President for ING Quantitative
7337 E. Doubletree Ranch Rd.     Secretary                      (for the ING Funds)         Management, Inc. (since October 2001);
Scottsdale, AZ 85258                                                                        Vice President and Assistant Secretary
Age: 37                                                         February 2001 to March      of ING Funds Services, LLC, ING Funds
                                                                2002(for the Pilgrim        Distributor, Inc., ING Advisors, Inc.,
                                                                Funds)                      ING Investments, LLC (since October
                                                                                            2001) and Lexington Funds Distributor,
                                                                                            Inc. (since December 2001). Formerly,
                                                                                            Assistant Vice President of ING Funds
                                                                                            Services, LLC (November 1999 to January
                                                                                            2001) and has held various other
                                                                                            positions with ING Funds Services, LLC
                                                                                            for more than the last five years.

Lourdes R. Bernal                Vice President                 March 2002 to Present       Vice President of ING Investments, LLC
7337 E. Doubletree Ranch Rd.                                    (for certain ING Funds)     (since January 2002). Prior to joining
Scottsdale, AZ 85258                                                                        ING Investments, LLC in 2002, Ms. Bernal
Age: 32                                                         February 2002 to Present    was a Senior Manager in the Investment
                                                                (for the Pilgrim Funds)     Management Practice,
                                                                                            PricewaterhouseCoopers LLP (July 2000 to
                                                                                            December 2001); Manager,
                                                                                            PricewaterhouseCoopers LLP (July 1998 to
                                                                                            July 2000); Manager, Coopers & Lybrand
                                                                                            LLP (July 1996 to June 1998); Senior
                                                                                            Associate, Coopers & Lybrand LLP (July
                                                                                            1992 to June 1996); and Associate,
                                                                                            Coopers & Lybrand LLP (August 1990 to
                                                                                            June 1992).

Todd Modic                       Assistant Vice President       March 2002 to Present       Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.                                    (for certain ING Funds)     Investments, LLC (since March 2001).
Scottsdale, AZ 85258                                                                        Formerly, Director of Financial
Age: 34                                                         August 2001 to March        Reporting, Axient Communications, Inc.
                                                                2002 (for the Pilgrim       (May 2000 to January 2001) and Director
                                                                Funds)                      of Finance, Rural/Metro Corporation
                                                                                            (March 1995 to May 2000).

Maria M. Anderson                Assistant Vice President       March 2002 to Present       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                    (for certain ING Funds)     Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                                        Formerly, Manager of Fund Accounting and
Age: 43                                                         August 2001 to March        Fund Compliance, ING Investments, LLC
                                                                2002 (for the Pilgrim       (September 1999 to November 2001);
                                                                Funds)                      Section Manager of Fund Accounting,
                                                                                            Stein Roe Mutual Funds (July 1998 to
                                                                                            August 1999); and Financial Reporting
                                                                                            Analyst, Stein Roe Mutual Funds (August
                                                                                            1997 to July 1998).

             DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                                                            Principal
                                                                  Term of Office                          Occupation(s)
         Name, Address                  Position(s)                and Length of                            During the
            and Age                    Held With Fund               Time Served                          Past Five Years
            -------                    --------------               -----------                          ---------------
Denis P. Jamison                 Senior Vice President and      March 2002 to Present       Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.     Senior Portfolio Manager       (for certain ING Funds)     LLC (since July 2000). Formerly, Senior
Scottsdale, AZ 85258                                                                        Vice President, Lexington Management
Age: 54                                                         July 2000 to March 2002     Corporation (which was acquired by ING
                                                                (for certain Pilgrim        Investments, LLC[0092]s parent company
                                                                Funds)                      in July 2000) (July 1981 to July 2000).

Robert K. Kinsey                 Vice President and Portfolio   March 2002 to Present       Vice President, ING Investments, LLC
7337 E. Doubletree Ranch Rd.     Manager                        (for certain ING Funds)     (since March 1999). Formerly, Vice
Scottsdale, Arizona 85258                                                                   President and Fixed Income Portfolio
Age: 43                                                         March 1999 to March         Manager, Federated Investors (January
                                                                2002 (for certain Pilgrim   1995 to March 1999); Principal and
                                                                Funds)                      Sub-Adviser, Harris Investment
                                                                                            Management (July 1992 to January 1995).

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